Exhibit 21.1

SUBSIDIARY LIST

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
1	Benefitfocus, Inc.	100	Delaware	Voya Financial, Inc.
2	Benefitfocus.com, Inc.	100	South Carolina	Benefitfocus, Inc.
3	BenefitStore, LLC	100	South Carolina	Benefitfocus.com, Inc.
4	Benefit Strategies, LLC	100	New Hampshire	Voya Benefits Company, LLC
5	Czech Asset Management, L.P.	100	Delaware	Voya Investment Management Alternative Assets LLC
6	Czech GP, LLC	100	Delaware	Czech Asset Management, L.P.
7	Oconee Real Estate Holdings IV - ARB LLC	16	Delaware	ReliaStar Life Insurance Company
8	Oconee Real Estate Holdings IV - ARB LLC	33	Delaware	Voya Retirement Insurane and Annuity Company
9	Oconee Real Estate Holdings V - CASC LLC	44.80	Delaware	Voya Retirement Insurane and Annuity Company
10	Oconee Real Estate Holdings VI - Green LLC	38.50	Delaware	ReliaStar Life Insurance Company
11	Oconee Real Estate Holdings VI - Green LLC	12.50	Delaware	Voya Retirement Insurance and Annuity Company
12	Opportunity Investor P Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
13	Opportunity Investor P Associates, L.P.	1	Delaware	Opportunity Investor P Secondary Associates, LLC
14	Opportunity Investor P Secondary Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
15	Opportunity Investor P, L.P.	1	Delaware	Opportunity Investor P Associates, L.P.
16	Pen-Cal Administrators, Inc.	100	California	Voya Financial, Inc.
17	Pomona Associates V, LP	49	Delaware	Pomona G.P. Holdings LLC
18	Pomona Associates V, LP	1	Delaware	Pomona Secondary Associates V LLC
19	Pomona Associates VI, LP	49	Delaware	Pomona G.P. Holdings LLC
20	Pomona Associates VI, LP	1	Delaware	Pomona Secondary Associates VI LLC
21	Pomona Associates VII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
22	Pomona Associates VII, L.P.	1	Delaware	Pomona Secondary Associates VII LLC
23	Pomona Associates VIII, L.P.	49	Delaware	Pomona G.P. Holdings LLC

Exhibit 21.1

24	Pomona Associates VIII, L.P.	1	Delaware	Pomona Secondary Associates VIII, LLC
25	Pomona Capital Asia Limited	100	Hong Kong	Pomona Management LLC
26	Pomona Energy Partners US, L.P.	99.75	Delaware	Pomona Capital VII, L.P.
27	Pomona Energy Partners, L.P.	100	Delaware	Pomona Associates VII, L.P.
28	Pomona Europe Advisers Limited	100	United Kingdom	Pomona Europe, Ltd.
29	Pomona Europe, Ltd.	100	United Kingdom	Pomona Management LLC
30	Pomona G.P. Holdings LLC	50	Delaware	Voya Pomona Holdings LLC
31	Pomona Holdings Associates III LLC	100	Delaware	Pomona Primary Associates III LLC
32	Pomona Investors III, L.P.	49	Delaware	Pomona G.P. Holdings LLC
33	Pomona Investors III, L.P.	1	Delaware	Pomona Primary Associates III LLC
34	Pomona Investors IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC
35	Pomona Investors IV, L.P.	1	Delaware	Pomona Primary Associates IV LLC
36	Pomona Investors V L.P.	49	Delaware	Pomona G.P. Holdings LLC
37	Pomona Investors V L.P.	1	Delaware	Pomona Primary Associates V LLC
38	Pomona Management LLC	100	Delaware	Voya Pomona Holdings LLC
39	Pomona Primary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
40	Pomona Primary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
41	Pomona Primary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
42	Pomona Secondary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
43	Pomona Secondary Associates VI LLC	100	Delaware	Pomona G.P. Holdings LLC
44	Pomona Secondary Associates VII LLC	100	Delaware	Pomona G.P. Holdings LLC
45	Pomona Secondary Associates VIII, LLC	100	Delaware	Pomona G.P. Holdings LLC
46	Pomona Voya (US) Holdings Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
47	Pomona Voya (US) Holdings Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
48	Pomona Voya (US) Holdings Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
49	Pomona Voya (US) Holdings Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC

Exhibit 21.1

50	Pomona Voya (US) Holdings Associates III LP	1	Delaware	Pomona Voya (US) Holdings Associates III LLC
51	Pomona Voya (US) Holdings Associates III LP	49	Delaware	Pomona G.P. Holdings LLC
52	Pomona Voya (US) Holdings Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
53	Pomona Voya (US) Holdings Associates IV, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
54	Pomona Voya (US) Holdings Associates IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC
55	Pomona Voya (US) Holdings Associates LLC	100	Delaware	Pomona G.P. Holdings LLC
56	Pomona Voya (US) Holdings Associates V, L.P.	49	Delaware	Pomona G.P. Holdings LLC
57	Pomona Voya (US) Holdings Associates V, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates V, LLC
58	Pomona Voya (US) Holdings Associates V, LLC	100	Delaware	Pomona G.P. Holdings LLC
59	Pomona Voya (US) Holdings Associates, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates LLC
60	Pomona Voya (US) Holdings Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
61	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
62	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
63	Pomona Voya (US) Holdings Co-Investment Associates L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
64	Pomona Voya (US) Holdings Co-Investment Associates L.P.	49	Delaware	Pomona G.P. Holdings LLC
65	Pomona Voya (US) Holdings Co-Investment II, L.P.	24.29	Delaware	ReliaStar Life Insurance Company
66	Pomona Voya (US) Holdings Co-Investment II, L.P.	0.14	Delaware	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.
67	Pomona Voya (US) Holdings Co-Investment II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
68	Pomona Voya (US) Holdings Co-Investment II, L.P.	29.69	Delaware	Voya Retirement Insurance and Annuity Company
69	Pomona Voya (US) Holdings IV, L.P.	11.46	Delaware	ReliaStar Life Insurance Company
70	Pomona Voya (US) Holdings IV, L.P.	0.13	Delaware	Pomona Voya (US) Holdings Associates IV, L.P.

Exhibit 21.1

71	Pomona Voya (US) Holdings IV, L.P.	13.50	Delaware	Voya Retirement Insurance and Annuity Company
72	Pomona Voya (US) Holdings V L.P.	32.22	Delaware	ReliaStar Life Insurance Company
73	Pomona Voya (US) Holdings V L.P.	0.12	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
74	Pomona Voya (US) Holdings V L.P.	40.28	Delaware	Voya Retirement Insurance and Annuity Company
75	Pomona Voya (US) Holdings V-A, L.P.	33.30	Delaware	ReliaStar Life Insurance Company
76	Pomona Voya (US) Holdings V-A, L.P.	0.12	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
77	Pomona Voya (US) Holdings V-A, L.P.	32.69	Delaware	Voya Retirement Insurance and Annuity Company
78	Pomona Voya Asia Pacific Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
79	Pomona Voya Asia Pacific Associates, L.P.	1	Delaware	Pomona Voya Asia Pacific Associates, LLC
80	Pomona Voya Asia Pacific Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
81	ReliaStar Life Insurance Company	100	Minnesota	Voya Holdings Inc.
82	ReliaStar Life Insurance Company of New York	100	New York	ReliaStar Life Insurance Company
83	RiverRoch LLC	10.8	Delaware	ReliaStar Life Insurance Company
84	RiverRoch LLC	53.7	Delaware	Voya Retirement Insurance and Annuity Company
85	Security Life Assignment Corporation	100	Colorado	Voya Financial, Inc.
86	SJC Capital Finance Fund III GP, LLC	100	Delaware	Czech Asset Management, L.P.
87	SJC Capital Finance Fund IV GP, LLC	100	Delaware	Czech Asset Management, L.P.
88	SJC Direct Lending Fund III GP, L.P.	100	Delaware	Czech GP, LLC
89	SJC Direct Lending Fund IV GP, L.P.	100	Delaware	Czech GP, LLC
90	SJC Direct Lending Revolver Fund III GP, L.P.	100	Delaware	Czech GP, LLC
91	Tango Health, Inc.	100	Delaware	Benefitfocus.com, Inc.
92	The Voya Proprietary Alpha Fund, LLC	30.2	Delaware	ReliaStar Life Insurance Company

Exhibit 21.1

93	The Voya Proprietary Alpha Fund, LLC	1	Delaware	Voya Alternative Asset Management LLC
94	VAAM (Cayman) Ltd.	100.00	Cayman Islands	Voya Investment Management Alternative Assets LLC
95	VAAM GP LLC	100.00	Delaware	Voya Alternative Asset Management LLC
96	VFI India Holdings LLC	1	India	Voya Global Services Private Limited
97	VIM Holdings LLC	76.00	Delaware	Voya Investment Management LLC
98	Voya Alternative Asset Management Ireland Limited	100	Ireland	Voya Investment Management Alternative Assets LLC
99	Voya Alternative Asset Management LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
100	Voya Benefits Company, LLC	100	Delaware	Voya Holdings Inc.
101	Voya Capital, LLC	100	Delaware	Voya Investment Management LLC
102	Voya Custom Investments LLC	100	Delaware	Voya Financial Holdings II, LLC
103	Voya Enhanced Middle Market Credit GP I LP	100	Delaware	VAAM GP LLC
104	Voya Enhanced Middle Market Credit Fund I LP	100	Delaware	Voya Enhanced Middle Market Credit GP I LP
105	Voya Enhanced Middle Market Credit Fund I (RNF) LP	100	Delaware	Voya Enhanced Middle Market Credit GP I LP
106	Voya Enhanced Middle Market Credit Fund I Originator LLC	100	Delaware	Voya Enhanced Middle Market Credit Fund I LP
107	Voya Financial Advisors, Inc.	100	Minnesota	Voya Holdings Inc.
108	Voya Financial Partners, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
109	Voya Funds Services, LLC	100	Delaware	Voya Capital, LLC
110	Voya Global Services Private Limited	99	India	Voya Financial, Inc.
111	Voya Holdings Inc.	100	Connecticut	Voya Financial, Inc.
112	Voya Institutional Plan Services, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
113	Voya Institutional Trust Company	100	Connecticut	Voya Holdings Inc.
114	Voya Insurance Solutions, LLC	100	Connecticut	Voya Holdings Inc.
115	Voya Investment Management (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
116	Voya Investment Management Alternative Assets LLC	100	Delaware	Voya Investment Management LLC

Exhibit 21.1

117	Voya Investment Management Co. LLC	100	Delaware	Voya Investment Management LLC
118	Voya Investment Management LLC	100	Delaware	Voya Holdings Inc.
119	Voya Investment Management Services (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
120	Voya Investment Trust Co.	100	Connecticut	Voya Investment Management Co. LLC
121	Voya Investments Distributor, LLC	100	Delaware	Voya Funds Services, LLC
122	Voya Investments, LLC	100	Arizona	Voya Funds Services, LLC
123	Voya Multi-Strategy Opportunity Fund LLC	100	Delaware	Voya Alternative Asset Management LLC
124	Voya Payroll Management, Inc.	100	Delaware	Voya Financial, Inc.
125	Voya Pomona Asia Pacific G.P. Limited	100	Hong Kong	Pomona Voya Asia Pacific Associates, L.P.
126	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	1.35	Delaware	Voya Pomona Asia Pacific G.P. Limited
127	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	39.99	Delaware	Voya Retirement Insurance and Annuity Company
128	Voya Pomona Holdings LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
129	Voya Realty Group LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
130	Voya Retirement Advisors, LLC	100	New Jersey	Voya Retirement Insurance and Annuity Company
131	Voya Retirement Insurance and Annuity Company	100	Connecticut	Voya Holdings Inc.
132	Voya Services Company	100	Delaware	Voya Financial, Inc.
133	Voya Special Investments, Inc.	0.20	Delaware	Voya Financial, Inc.
134	Voya Special Investments, Inc.	49.99	Delaware	Voya Financial, Inc.
135	Voya Special Investments, Inc.	49.99	Delaware	Voya Financial, Inc.